Exhibit 10.3

EXECUTION COPY

WAIVER NO. 3

THIS WAIVER NO. 3 (this “Waiver”) is being executed and delivered as of March 9, 2007, by and among BEA Systems, Inc., a Delaware corporation (the “Borrower”), JPMorgan Chase Bank, National Association, as administrative agent (the “Administrative Agent”) under the hereinafter identified and defined Credit Agreement, and certain of the lenders party to said Credit Agreement. All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are currently party to that certain Credit Agreement dated as of July 31, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and certain Lenders entered into Waiver No. 2 to the Credit Agreement, dated as of December 8, 2006 (the “Prior Waiver”);

WHEREAS, the Borrower has requested the Lenders and the Administrative Agent to waive certain provisions of the Credit Agreement in certain respects;

WHEREAS, certain of the Lenders and the Administrative Agent have agreed to waive certain provisions of the Credit Agreement on the terms and conditions set forth in Section 1 hereof.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

1. Waiver. The Borrower has informed the Lenders of an internal review of its historical stock option grants and related impact, if any, on its financial performance and condition (the “Options Issue”). The Borrower has also informed the Lenders that a Default has occurred and is continuing as a result of the Borrower’s failure to timely deliver to the Administrative Agent and the Lenders the financial statements and related documents required under Sections 5.01(a), 5.01(b) and 5.01(c) of the Credit Agreement for the second and third quarters of the Borrower’s fiscal year ending January 31, 2007 and expects to fail to timely deliver the financial statements and related documents required under such sections for the fourth quarter of the Borrower’s fiscal year ending January 31, 2007, for such entire fiscal year and for the first quarter of the Borrower’s fiscal year ending January 31, 2008 (collectively, the “Reporting Default”). In accordance with the provisions of Section 9.02 of the Credit Agreement, the Borrower has requested that, subject to the terms hereof, the Required Lenders waive the hereinafter-defined Specified Defaults. The Required Lenders hereby waive, solely during the Waiver Period (as defined below), (x) the Reporting Default and (y) any other Default that may have arisen by virtue of the Options Issue from the making by the Borrower of the representations and warranties in Sections 3.04, 3.11 and 3.14 of the Credit Agreement insofar as such Sections relate to the Previous Financial Statements (as defined below) (the Reporting Default and such other Defaults being collectively referred to herein as the “Specified Defaults”). The Borrower and the Required Lenders furthermore agree that, notwithstanding anything contained in the Prior Waiver to the contrary, (a) Section 4.02(a) of the Credit Agreement shall be deemed to apply, with respect to matters arising as a result of the Options Issue, to the representations and warranties contained in Sections 3.04, 3.11 and 3.14 of the Credit Agreement insofar as such Sections relate to the Borrower’s financial statements as of and for the fiscal year ended January 31, 2006 and as of and for the fiscal quarter and portion of the fiscal year ended April 30, 2006 which have been delivered to the Lenders prior to the date hereof (collectively, the “Previous Financial Statements”) and which the Borrower is currently in the process of investigating as disclosed to the Lenders and the Reporting Default and (b) Section 4.02(b) of the Credit Agreement shall be deemed to apply to the Specified Defaults. Notwithstanding anything contained herein to the contrary, the waiver granted hereunder shall remain in effect only during the period (the “Waiver Period”) commencing on the date hereof and expiring on the Waiver Expiration Date (it being understood and agreed that it is an explicit condition to this Waiver that the Reporting Default be cured by no later than the Waiver Expiration Date and that, if the Reporting Default is not cured on or before the Waiver Expiration Date, each Specified Default shall be deemed to be (notwithstanding anything contained in clause (e) of Article VII of the Credit Agreement to the contrary) an Event of Default without the necessity of any notice or lapse of time). As used herein, “Waiver Expiration Date” means the earlier of (a) July 9, 2007, (b) the date of delivery to the Administrative Agent or the Lenders of any modified or restated version of a Previous Financial Statement which, in the reasonable opinion of the Required Lenders, materially adversely deviates from the original version thereof in a manner that negatively impacts the creditworthiness of the Borrower and (c) the date of occurrence of any Default or Event of Default other than the Specified Defaults. Furthermore, the parties hereto agree that (1) from and after the date hereof until the earlier of the end of the Waiver Period and the date of delivery to the Administrative Agent and the Lenders of the financial statements and related documents which are the subject of the Reporting Default, the Applicable Rate shall be deemed to be based upon Category 2 in the definition of Applicable Rate and (2) the Availability Period and the commitments of the Lenders to make additional Loans and of the Issuing Bank to issue, amend, renew or extend any Letters of Credit shall be deemed suspended, the Lenders shall have no obligation to make a Loan and the Issuing Bank shall have no obligation to issue, amend, renew or extend any Letter of Credit, in each case until the date of delivery to the Administrative Agent and the Lenders of (i) ratification and reaffirmation of the Previous Financial Statements or modified or restated versions of the Previous Financial Statements which, in the reasonable opinion of the Required Lenders, do not materially adversely deviate from the original version thereof in a manner that negatively impacts the creditworthiness of the Borrower and (ii) the financial statements and related documents which are the subject of the Reporting Default (it being understood that the foregoing shall not prohibit any conversion (from one Type to another Type) or continuation of any currently outstanding Revolving Loan).

Pursuant to the provisions of Section 9.02 of the Credit Agreement, except as set forth herein, no failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power under the Credit Agreement or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude

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any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders under the Credit Agreement and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. All remedies contained in the Loan Documents or by law as a result of the Specified Defaults are hereby reserved on behalf of the Administrative Agent and the Lenders following the Waiver Period.

2. Conditions of Effectiveness. This Waiver shall be deemed to have become effective as of the date hereof, but such effectiveness shall be subject to the condition that the Administrative Agent shall have received (i) executed counterparts of this Waiver duly executed and delivered by the Borrower and the Required Lenders and (ii) for the account of each Lender which executes and delivers its signature page hereto by such time as is requested by the Administrative Agent, a closing fee in an amount equal to 0.02% of such Lender’s Commitment.

3. Representation and Warranties. The Borrower hereby represents and warrants that, other than in connection with the Reporting Default or, solely as a result of the Options Issue, Sections 3.04, 3.11 and 3.14 of the Credit Agreement insofar as such Sections relate to the Previous Financial Statements, (i) all of the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent such representations or warranties specifically relate to any earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date) and (ii) no Default has occurred or is continuing.

4. No Implicit Waiver. Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Waiver shall neither operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement shall remain in full force and effect in accordance with its original terms. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

5. GOVERNING LAW. THIS WAIVER NO. 3 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Waiver No. 3 has been duly executed as of the day and year first above written.

BEA SYSTEMS, INC.,
as the Borrower

By:
Name:
Title:

Waiver No. 3 to

BEA Systems, Inc. Credit Agreement

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:
Name:
Title:

Waiver No. 3 to

BEA Systems, Inc. Credit Agreement

CITICORP USA, INC.,
individually as a Lender and as Syndication Agent

By:
Name:
Title:

Waiver No. 3 to

BEA Systems, Inc. Credit Agreement

BANK OF AMERICA, N.A.,
individually as a Lender and as Co-Documentation Agent

By:
Name:
Title:

Waiver No. 3 to

BEA Systems, Inc. Credit Agreement

COMERICA BANK,
individually as a Lender and as Co-Documentation Agent

By:
Name:
Title:

Waiver No. 3 to

BEA Systems, Inc. Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
individually as a Lender and as Co-Documentation Agent

By:
Name:
Title:

By:
Name:
Title:

Waiver No. 3 to

BEA Systems, Inc. Credit Agreement

BNP PARIBAS,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

Waiver No. 3 to

BEA Systems, Inc. Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:
Name:
Title:

Waiver No. 3 to

BEA Systems, Inc. Credit Agreement

WELLS FARGO BANK, N.A.,
as a Lender

By:
Name:
Title:

Waiver No. 3 to

BEA Systems, Inc. Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Waiver No. 3 to

BEA Systems, Inc. Credit Agreement

THE BANK OF NOVA SCOTIA,
as a Lender

By:
Name:
Title:

Waiver No. 3 to

BEA Systems, Inc. Credit Agreement

THE NORTHERN TRUST COMPANY,
as a Lender

By:
Name:
Title:

Waiver No. 3 to

BEA Systems, Inc. Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Waiver No. 3 to

BEA Systems, Inc. Credit Agreement

THE BANK OF NEW YORK,
as a Lender

By:
Name:
Title:

Waiver No. 3 to

BEA Systems, Inc. Credit Agreement